UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                             FORM 8 - K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

                   Date of Report - January 9, 1997

                     EMCEE Broadcast Products, Inc.
            (Exact name of registrant as specified in its charter)

    Delaware                           1-6299                13-1926296
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    (State or other jurisdiction of (Commission          (IRS  Employer
     incorporation)                File Number)   Identification Number)


    Susquehanna St Extension West, P.O. Box 68, White Haven, PA 18661-0068
    ----------- -----------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


    Registrant's telephone number, including area code   (717) 443-9575
                                                          --------------

                                       NONE
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         (Former name or former address, if changed since last report)

    Item 1.   Changes in Control of Registrant.

              Not Applicable.

    Item 2.   Acquisition or Disposition of Assets.

              Not applicable.

    Item 3.   Bankruptcy or Receivership.

              Not applicable.

    Item 4.   Changes in Registrant's Certifying Accountant.

              Not applicable.

    Item 5.   Other Events.

              On January 5, 1997, Leonard Teven, a member of the Registrant's Board of Directors, died. Mr. Teven was a member of the Board of Directors since 1985. At the time of his death, he beneficially owned less than 1 percent of the Registrant's common stock.

    Item 6.   Resignations of Registrant's Directors.

              Not applicable.

    Item 7.   Financial Statements and Exhibits.

              Not applicable.

    Item 8.   Change in Fiscal Year.

              Not applicable.

                                    SIGNATURES
                                    ------------
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EMCEE Broadcast Products, Inc.
                                  (Registrant)


                                  BY:____________________________
                                         James L. DeStefano
                                         President/CEO

    DATE: January 9, 1997